UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

Northern Trust Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

(312) 630-6000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 20, 2009, the Board of Directors of Northern Trust Corporation (the “Corporation”) amended the Corporation’s By-laws, effective October 20, 2009.

By-law Amendments

The amendments, among other things, change the deadline under Sections 1.13 and 2.11 of the By-laws, pursuant to which stockholders of the Corporation must provide notice to the Corporation of a stockholder proposal or director nomination at any annual meeting of the Corporation’s stockholders. As amended, the advance notice deadline for annual meetings is now 30 days earlier than the prior deadline.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder or for a director nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary of the Corporation must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the preceding annual meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first.

The amendments also provide that additional information must be provided to the Corporation in the connection with any stockholder proposal or director nomination for consideration at annual meeting of the Corporation’s stockholders. The amendments provide that the stockholder must, in addition to other information previously required, provide the following information with respect to the stockholder, any Stockholder Associated Person (as defined in the By-laws) and any proposed stockholder nominee (if any): (i) the name and record address of such person, (ii) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or of record by such person, except that such person shall in all events be deemed to beneficially own any shares of capital stock of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future, (iii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any derivative or short positions, profit interests, options or borrowed or loaned shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any share of stock of the Corporation, (iv) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of business on the date of such stockholder’s notice, (v) a description of all arrangements or understandings between or among the stockholder giving the notice and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (vi) a representation that the stockholder giving the notice intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (vii) notice whether such person intends to solicit proxies in connection with the proposed matter, (viii) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. With respect to any stockholder nominee, the stockholder must also provide a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating stockholder and any Stockholder Associated Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other person with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (iii) any other information relating to the proposed nominee that would be required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such proposed nominee’s written consent to being named as a nominee and to serve as a director if elected).

Any information required to be provided to the Secretary shall be supplemented to speak as of the record date for the meeting by the stockholder giving the notice not later than 10 days after such record date. In addition, with respect to stockholder nominees for the Board of the Directors, the Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation.

Stockholder Proposals for the 2010 Annual Meeting

The Corporation held its 2009 annual meeting of stockholders on April 21, 2009. Under the Corporation’s By-laws, as amended, the deadline for submission of stockholder proposals or stockholder nominees for the Board of Directors is no later than December 22, 2009.

As previously disclosed in the Corporation’s proxy statement for the Corporation’s 2009 annual meeting of stockholders, the deadline for submission of stockholder proposals for inclusion in the Corporation’s proxy statement and form of proxy for the Corporation’s 2010 annual meeting is no later than November 16, 2009.

The preceding description is qualified in its entirety by reference the Corporation’s By-laws, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	By-laws of Northern Trust Corporation as amended to date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: October 20, 2009	By:	/S/ ROSE A. ELLIS
Rose A. Ellis Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	By-laws of Northern Trust Corporation as amended to date